                            POWER OF ATTORNEY


           The undersigned, Carole Lewis Anderson, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and J. Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 28, 1995.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set her hand and seal this second day of December, 1994.



                      /s/ Carole Lewis Anderson
                      -----------------------------
                          Carole Lewis Anderson
                          Director


STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

           This second day of December, 1994, before me came Carole Lewis Anderson, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that she executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.

                     /s/ Toni A. Schreivogel
                     ----------------------
                      Notary Public
                      400 West 48th Avenue
                      Denver, Colorado  80216

{SEAL}

                          POWER OF ATTORNEY


           The undersigned, Bruce B. Brundage, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and J. Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 28, 1995.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this second day of December, 1994.

                           /s/ Bruce B. Brundage
                           ---------------------
                               Bruce B. Brundage
                               Director

STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

          This second day of December, 1994, before me came Bruce B. Brundage, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                     /s/ Toni A. Schreivogel
                     ------------------------
                         Notary Public
                         400 West 48th Avenue
                         Denver, Colorado  80216
{SEAL}

                           POWER OF ATTORNEY

          The undersigned, Charles R. Frederickson, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint J. Michael Jenkins with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 28, 1995.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this second day of December, 1994.

                       /s/ Charles R. Frederickson
                       ----------------------------
                           Charles R. Frederickson
                           Director

STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

           This second day of December, 1994, before me came Charles R. Frederickson, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                   /s/ Toni A. Schreivogel
                   ------------------------
                       Notary Public
                       400 West 48th Avenue
                       Denver, Colorado  80216
{SEAL}

                              POWER OF ATTORNEY


           The undersigned, John C. Hoyt, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and J. Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 28, 1995.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this second day of December, 1994.

                          /s/ John C. Hoyt
                          -----------------
                              John C. Hoyt
                              Director

STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

           This second day of December, 1994, before me came John C. Hoyt, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                     /s/ Toni A. Schreivogel
                     ------------------------
                         Notary Public
                         400 West 48th Avenue
                         Denver, Colorado  80216

{SEAL}

                             POWER OF ATTORNEY


           The undersigned, J. Michael Jenkins, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 28, 1995.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this second day of December, 1994.


                         /s/ J. Michael Jenkins
                         -----------------------
                             J. Michael Jenkins
                             Director

STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

           This second day of December, 1994, before me came J. Michael Jenkins, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                   /s/ Toni A. Schreivogel
                   ------------------------
                       Notary Public
                       400 West 48th Avenue
                       Denver, Colorado  80216
{SEAL}

                            POWER OF ATTORNEY


           The undersigned, Robert T. Marto, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and J. Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 28, 1995.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this second day of December, 1994.

                          /s/ Robert T. Marto
                          --------------------
                              Robert T. Marto
                              Director

STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

           This second day of December, 1994, before me came Robert T. Marto, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                       /s/ Toni A.Schreivogel
                       -----------------------
                           Notary Public
                           400 West 48th Avenue
                           Denver, Colorado  80216

{SEAL}

                          POWER OF ATTORNEY


           The undersigned, Dudley C. Mecum, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and J. Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 28, 1995.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this second day of December, 1994.

                       /s/ Dudley C. Mecum
                       --------------------
                           Dudley C. Mecum
                           Director

STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

           This second day of December, 1994, before me came Dudley C. Mecum, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                    /s/ Toni A. Schreivogel
                    ------------------------
                        Notary Public
                        400 West 48th Avenue
                        Denver, Colorado  80216
{SEAL}

                           POWER OF ATTORNEY


           The undersigned, Dennis B. Robertson, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and J. Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 28, 1995.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this second day of December, 1994.

                      /s/ Dennis B. Robertson
                      ------------------------
                          Dennis B. Robertson
                          Director

STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

           This second day of December, 1994, before me came Dennis B. Robertson, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                     /s/ Toni A. Schreivogel
                     ------------------------
                         Notary Public
                         400 West 48th Avenue
                         Denver, Colorado  80216

{SEAL}

                           POWER OF ATTORNEY


           The undersigned, Arthur Zankel, a Director of VICORP Restaurants, Inc. (the "Company"), a Colorado corporation, does hereby constitute and appoint Charles R. Frederickson and J. Michael Jenkins, or either of them with full power of substitution, as the undersigned's attorney-in-fact with authority to execute on behalf of the undersigned, in the undersigned's capacity as a Director of the Company, the Company's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on Form 10-K, and all amendments thereto, which Report is to be filed with the Securities and Exchange Commission on or before January 28, 1995.

           The undersigned hereby ratifies and confirms all that said attorney may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand and seal this second day of December, 1994.


                    /s/ Arthur Zankel
                    ------------------
                        Arthur Zankel
                        Director

STATE OF COLORADO   )
                    ) ss.
COUNTY OF DENVER    )

           This second day of December, 1994, before me came Arthur Zankel, known to me to be the individual described herein, and executed the foregoing Power of Attorney, and acknowledged that he executed the same.

          My commission expires 8/25/98.

          WITNESS my hand and official seal.


                   /s/ Toni A. Schreivogel
                   ------------------------
                       Notary Public
                       400 West 48th Avenue
                       Denver, Colorado  80216
{SEAL}